UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2011
NOBLE ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-07964	73-0785597

(State or other jurisdiction of	Commission	(I.R.S. Employer
incorporation or organization)	File Number	Identification No.)

100 Glenborough, Suite 100
Houston, Texas	77067

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 872-3100

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.07. Submission of Matters to a Vote of Security Holders.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS
EX-10.1

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) Adoption of Material Compensatory Plan
Noble Energy, Inc. 1992 Stock Option and Restricted Stock Plan
          On April 26, 2011, the stockholders of Noble Energy, Inc. (the “Company”) approved an amendment and restatement of the Company’s 1992 Stock Option and Restricted Stock Plan (the “1992 Plan”) to increase the number of shares of common stock authorized for issuance under the plan from 24,000,000 to 31,000,000 and to modify certain plan provisions. The following is a brief description of the principal features of the 1992 Plan as amended. The summary does not purport to be a complete description of all provisions of the 1992 Plan, a copy of which is attached to this Form 8-K as Exhibit 10.1.
          General
          Under the 1992 Plan, shares of Company common stock may be subject to grants of nonqualified options, incentive options, stock appreciation rights (“SARs”), or awards of restricted stock to officers and other employees of the Company or one of its affiliates. Nonqualified options and incentive options, and any SARs related thereto, may be granted, and restricted stock may be awarded, until the shares of Company common stock available under the 1992 Plan have been exhausted or the 1992 Plan has been terminated (or, if earlier, with respect to incentive options until March 17, 2021, the 10th anniversary of the date the amended and restated 1992 Plan was approved by the Company’s Board of Directors). Cash awards also may be granted under the 1992 Plan to officers and other employees of the Company or one of its affiliates.
          Shares Subject to 1992 Plan
          The total number of shares of Company common stock available for grants or awards made under the 1992 Plan may not exceed a maximum of 31,000,000 shares in the aggregate. The total number of shares of Company common stock that may be issued on or after April 26, 2011 pursuant to incentive options shall not exceed a maximum of 7,000,000 shares of Company common stock in the aggregate. For the purpose of determining the number of shares of Company common stock available for grants or awards made under the 1992 Plan prior to April 26, 2011, each share subject to a nonqualified option (whether with or without a related SAR), and each share awarded as restricted stock, shall count against the plan share limit as one share, and with respect to grants or awards made under the 1992 Plan on or after April 26, 2011, each share subject to an incentive option or a nonqualified option (whether with or without a related SAR) shall count against the plan share limit as one share, and each share of Company common stock awarded as restricted stock shall count against the plan share limit as 2.39 shares. The total number of shares of Company common stock for which incentive options and nonqualified options and SARs may be granted, and which may be awarded as restricted stock, to any one person during any calendar year shall not exceed a maximum of 400,000 shares of Company common stock in the aggregate.
          Shares of Company common stock covered by a nonqualified option or an incentive option that expires or terminates prior to exercise and shares of restricted stock returned to the Company upon forfeiture are again available for grant. Shares of Company common stock tendered or withheld to satisfy an exercise price or tax withholding obligation pertaining to an incentive option, nonqualified option, SAR or restricted stock shall not be available for grants or awards made under the 1992 Plan and shall not be added to the number of shares of Company common stock available for such grants or awards. The 1992 Plan contains anti-dilution provisions that apply in the event of an increase or decrease in the number of outstanding shares of Company common stock, effected without receipt of consideration therefor by the Company, through a stock dividend or through a stock split, combination or exchange of Company shares that results from a recapitalization, merger or other restructuring in which the Company is the surviving company. In the event of such increase or decrease, appropriate adjustments will be made in the maximum number of shares subject to the 1992 Plan and the number of shares and option prices under then outstanding nonqualified options and incentive options.

          Administration
          The 1992 Plan provides that it is to be administered by a committee of the Company’s Board of Directors. The committee must consist of two or more directors, all of whom must be (1) Non-Employee Directors as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and (2) Outside Directors as defined in Section 162(m) of the Internal Revenue Code, and the regulations promulgated thereunder. The committee meets these requirements and administers the 1992 Plan. In doing so, the committee determines the grants of nonqualified options and incentive options, awards of restricted stock, and cash awards, the terms and provisions of the respective agreements covering the grants or awards and all other decisions concerning the 1992 Plan. The 1992 Plan provides that the determination of the committee is binding with respect to all questions of interpretation and application of the 1992 Plan and of nonqualified options and incentive options granted and awards of restricted stock and cash awards made thereunder, subject to the express provisions of the 1992 Plan and except as set forth below under “Stock Options and SARs” and “Amendment and Duration of the 1992 Plan.”
          Eligibility
          All of the regular salaried executive officers and other employees of the Company and those of the Company’s affiliates are eligible to participate in the 1992 Plan.
          Stock Options and SARs
          The 1992 Plan provides that, from time to time during the term of the plan, the committee, in its sole discretion, may grant nonqualified options and incentive options, or any combination thereof to any employee eligible under the 1992 Plan. Each person who accepts a nonqualified option or incentive option is required to enter into an agreement with the Company.
          The committee may, from time to time, grant SARs in conjunction with all or any portion of a nonqualified option or incentive option either at the time of the initial nonqualified option or incentive option grant or, with respect to a nonqualified option, at any time after the initial grant while the nonqualified option is outstanding. SARs generally will be subject to the same terms and conditions and exercisable to the same extent as nonqualified options or incentive options, as described above. SARs entitle an optionee to receive without payment to the Company (except for applicable withholding taxes) the excess of the aggregate fair market value per share with respect to which the SAR is then being exercised (determined as of the date of the exercise) over the aggregate purchase price of the shares as provided in the related nonqualified option or incentive option. Payment may be made in shares of already owned Company common stock or in cash, or a combination thereof, as determined by the committee.
          Option Price
          The option price for each share covered by a nonqualified option or an incentive option shall not be less than the greater of (1) the par value of the Share or (2) 100% of the Fair Market Value of the Share at the time the nonqualified option or incentive option is granted. For grants made on or after April 26, 2011, “Fair Market Value” will be the closing sales price per share of Company common stock on the NYSE on the date in question (or if there was no reported sale on the NYSE on such date, then on the last preceding day on which any reported sale occurred on the NYSE). Notwithstanding the preceding sentence, if, in connection with certain corporate transactions, the Company agrees to substitute a new option under the 1992 Plan for an old option, or to assume an old option, as provided for in the 1992 Plan, the option price of the Shares covered by each new option or assumed option will be determined by a formula that is designed to preserve the underlying value of the option at the time of the transaction, subject to limitations set forth in the 1992 Plan.
          Restricted Stock
          The 1992 Plan provides that restricted stock may be awarded by the committee to the eligible recipients as it may determine from time to time. Restricted stock is Company common stock that may not be sold, assigned, transferred, discounted, exchanged, pledged or otherwise encumbered or disposed of until the terms and conditions set by the committee, which terms and conditions may include, among other things, the achievement of specific goals, have been satisfied (“Restricted Period”). During the Restricted Period, unless specifically provided otherwise in accordance with the terms of the 1992 Plan, the recipient of restricted stock would be the record owner of the shares and have all the rights of a stockholder with respect to the shares, including the right to vote and the right to receive dividends or other distributions made or paid with respect to the shares.
          The 1992 Plan provides that the committee has the authority to cancel all or any portion of any outstanding restrictions prior to the end of the Restricted Period with respect to any and all of the shares of restricted stock awarded to an individual on the terms and conditions as the committee may deem appropriate. If the terms and conditions for the removal of the restrictions on the restricted stock that has been awarded to a recipient are not satisfied, the restricted stock is forfeited by the recipient and returned to the Company.
          Cash Awards
          The 1992 Plan provides that cash awards may be awarded by the committee to the eligible recipients as it may determine from time to time, although the provisions for such awards do not replace, limit, modify or otherwise affect the Company’s ability to make payments or grants under its short-term incentive plan or any other compensation arrangements. A cash award provides for the payment of a cash bonus upon the achievement of specified performance goals. The committee will specify the terms, conditions, restrictions and limitations that apply to a cash award. The maximum amount that may be paid under all cash awards awarded to any one person under the 1992 Plan during any one calendar year may not exceed $4,000,000.
          Performance Awards
          The nonqualified options and incentive options and SARs granted pursuant to the 1992 Plan are granted under terms that are designed to provide for the payment of qualified performance-based compensation (within the meaning of Treasury Regulation section 1.162-27(e)) (the “162(m) Requirements”) that is exempt from the deduction limitations imposed on the Company under Section 162(m) of the Internal Revenue Code. The restricted stock and cash awards are not designed to be so exempt. However, at the time of awarding any restricted stock award or cash award, the committee may designate such an award to be a performance award that is intended to satisfy the 162(m) Requirements. In such case, the compensation payable under the award will be provided or paid solely on account of the attainment of one or more pre-established, objective performance goals during a specified performance period that is not shorter than one year, and will comply with the 162(m) Requirements.
          Each agreement embodying a performance award will set forth (i) the maximum amount that may be earned thereunder in the form of cash or Shares, as applicable, (ii) the performance goal or goals and level of achievement applicable to such performance award, (iii) the performance period over which performance is to be measured, and (iv) such other terms and conditions as the committee may determine that are not inconsistent with the 1992 Plan or the 162(m) Requirements.
          The performance goal or goals for a performance award will be established in writing by the committee based on one or more performance goals listed below not later than 90 days after commencement of the performance period with respect to such award, provided that the outcome of the performance in respect of the goal or goals remains substantially uncertain as of such time. At the time of the award of a performance award, and to the extent permitted under applicable tax rules, the committee may provide for the manner in which the performance goals will be measured in light of specified corporate transactions, extraordinary events, accounting changes and other similar occurrences.
          The performance goal or goals to be used for the purposes of performance awards may be described in terms of objectives that are related to the particular eligible employee to whom the award is being made, or objectives that are Company-wide or related to a subsidiary, division, department, region, function or business unit of the Company in which such person is employed or with respect to which such person performs services, and may consist of one or more or any combination of the following criteria: (a) an amount or level of earnings or cash flow; (b) earnings or cash flow per share (whether on a pre-tax, after-tax, operational or other basis); (c) return on equity or assets; (d) return on capital or invested capital and other related financial measures; (e) cash flow or EBITDA; (f) revenues; (g) income, net income or operating income; (h) expenses or costs or expense levels or cost levels (absolute or per unit); (i) proceeds of sale or other disposition; (j) share price; (k) total shareholder return; (l) operating profit; (m) profit margin, (n) capital expenditures, (o) net borrowing, debt leverage levels, credit quality or debt ratings; (p) the accomplishment of mergers, acquisitions, dispositions, or similar business transactions; (q) net asset value per share; (r) economic value added; (s) individual business objectives; (t) growth in reserves or production; (u) finding and development costs and/or (v) safety results. The performance goals based on these performance measures may be made relative to the performance of peers or other business entities.
          Prior to the payment of any compensation pursuant to a performance award, the committee must certify in writing that the applicable performance goal or goals and other material terms of the award have been satisfied. The committee will have the authority to reduce, but not to increase, the amount payable in cash and the number of Shares to be issued, retained or vested pursuant to a performance award.
          Amendment and Duration of the 1992 Plan
          The Company’s Board of Directors may at any time amend, suspend or terminate the 1992 Plan; provided, however, the Board may not, without the approval of the stockholders of the Company, amend the 1992 Plan so as to (1) increase the maximum number of shares subject thereto, (2) reduce the option price per share covered by Options granted under the 1992 Plan below the price specified in the 1992 Plan, or (3) permit the “repricing” of Options and any SARs that relate to such new Options, or permit the cancellation of “underwater” Options and any SARs that relate to such Options in return for cash or other consideration. Additionally, the Board may not, without the consent of the holder thereof, amend or cancel any outstanding award in a manner that adversely affects the holder thereof in a material way.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
          The Company held its annual meeting of stockholders on Tuesday, April 26, 2011 at 9:30 a.m. central time in The Woodlands, Texas. Holders of an aggregate of 177,326,214 shares of the Company’s common stock at the close of business on March 8, 2011, were entitled to vote at the meeting, of which 157,333,698, or approximately 88.73% of the eligible voting shares were represented in person or by proxy. The certified results of the matters voted upon at the meeting, which are more fully described in the Company’s annual proxy statement, are as follows:
          Proposal #1 — Elect the nine nominees named in the proxy statement as members of the Company’s Board of Directors:

				Broker
Name	For	Against	Abstain	Non-Vote
Jeffrey L. Berenson	145,800,644	3,135,768	43,429	8,353,857
Michael A. Cawley	147,688,753	1,253,288	37,800	8,353,857
Edward F. Cox	145,121,106	3,808,324	50,411	8,353,857
Charles D. Davidson	146,216,622	2,453,816	309,403	8,353,857
Thomas J. Edelman	140,578,062	8,364,380	37,399	8,353,857
Eric P. Grubman	148,108,403	830,011	41,427	8,353,857
Kirby L. Hedrick	145,833,066	3,111,502	35,273	8,353,857
Scott D. Urban	148,149,181	795,555	35,105	8,353,857
William T. Van Kleef	148,162,204	780,433	37,204	8,353,857
          Proposal #2 — Ratify the appointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year 2011:

For	Against	Abstain
156,356,359	875,649	101,690
          Proposal #3 — To approve, in a nonbinding advisory vote, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Vote
131,215,494	16,171,993	1,591,954	8,354,257
          Proposal #4 — To determine, in a nonbinding advisory vote, whether a stockholder vote to approve the compensation of the Company’s named executive officers should occur every one, two or three years:

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
116,887,731	3,894,992	27,888,426	308,692	8,353,857
          Proposal #5 — To approve the amendment and restatement of the Company’s 1992 Stock Option and Restricted Stock Plan to increase the number of shares of common stock authorized for issuance under the plan from 24,000,000 to 31,000,000 and modify certain plan provisions:

For	Against	Abstain	Broker Non-Vote
124,789,249	24,069,024	121,168	8,354,257
          On April 26, 2011, following the Company’s annual meeting of stockholders, the Company’s Board of Directors adopted a resolution providing that an advisory vote on executive compensation would be held annually until the next required vote on the frequency of such votes.

Item 9.01.	Financial Statements and Exhibits.
          (d) Exhibits. The following exhibit is filed as part of this current report on Form 8-K:
10.1	Noble Energy, Inc. 1992 Stock Option and Restricted Stock Plan (as amended through April 26, 2011).
SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE ENERGY, INC.
Date: April 27, 2011	By:	/s/ Arnold J. Johnson
Arnold J. Johnson
Senior Vice President, General Counsel & Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Noble Energy, Inc. 1992 Stock Option and Restricted Stock Plan (as amended through April 26, 2011).